[logo]  MFS(SM)                                               Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                   December 31, 1997

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MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
-------------------------------------------------------------------------------

                               [graphic omitted]

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                                INVESTMENT ADVISER
Nelson J. Darling, Jr.                                  Massachusetts Financial Services Company
Trustee, Eastern Enterprises                            500 Boylston Street
(diversified holding company)                           Boston, MA 02116-3741

William R. Gutow                                        DISTRIBUTOR
Vice Chairman,                                          MFS Fund Distributors, Inc.
Capitol Entertainment Management Company                500 Boylston Street
(Blockbuster Video franchise)                           Boston, MA 02116-3741

PORTFOLIO MANAGERS                                      INVESTOR SERVICE
John W. Ballen*                                         MFS Service Center, Inc.
Brian E. Stack*                                         P.O. Box 1400
                                                        Boston, MA 02107-9906
TREASURER
W. Thomas London*                                       For additional information,
                                                        contact your financial adviser.
ASSISTANT TREASURERS
Mark E. Bradley*                                        CUSTODIAN
Ellen Moynihan*                                         State Street Bank and Trust Company
James O. Yost*
                                                        WORLD WIDE WEB
SECRETARY                                               www.mfs.com
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

-------------------------------------------------------------------------------
[Dalbar    For the fourth year in a row, MFS earned a #1 ranking in the DALBAR,
Logo] Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.
-------------------------------------------------------------------------------

*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   MFS Mourns Chairman's Passing

   It is with deep regret that we inform you of the death on February 2,
   1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the
   MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.
-------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

PORTFOLIO MANAGERS' OVERVIEW

Dear Shareholders: In a period of relative weakness for small-capitalization growth stocks, the Fund provided a total return of 6.62% (including the reinvestment of any distributions) for the six months ended December 31, 1997. While the Russell 2000 Total Return Index (the Russell 2000) posted an 11.04% return for the period, the Russell 2000 Growth Subindex returned 7.34%. This lagged the Russell 2000 Value Subindex, which gained 14.79% on the strength of strong gains in interest-sensitive components such as financial services and utilities. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

Against this backdrop, the Fund's performance benefited from strong gains in a diverse set of holdings. Contributors included alternative telecommunications provider Intermedia Communications, broadcaster American Radio Systems, medical equipment manufacturer Steris Corp., and mutual fund processor DST Systems. Shares in Hispanic broadcaster Heftel Broadcasting appreciated sharply, as did the stock of software vendor Compuware.

At the same time, disappointing results from both drug developer KOS Pharmaceuticals, which experienced a slower-than-expected new product launch, and Xionics Document Management hindered performance during the period.

Portfolio additions over the period included Learning Tree International, a leader in information technology training and education, and Aspect Telecommunications, a vendor of telecommunications call-center software.

Looking ahead, we are optimistic about the prospects for improved relative performance for smaller companies. As investors place increased emphasis on domestically based, unit-driven earnings growth, we believe they will find renewed interest in smaller-growth companies.

We continue to seek and emphasize companies that we regard as well managed and attractively valued relative to their ability to drive long-term unit and earnings growth well above that of the broad economy. Accordingly, we have retained our overweighted positions in the technology, health care, and business and consumer services sectors. Technology companies are the key enablers of the economy's ongoing productivity revolution, and it is our expectation that the most innovative and best managed among them should continue to post exceptionally healthy growth. We continue to identify and own health care services companies that help businesses and government entities contain the daunting threat of accelerating medical costs. Finally, we believe our business and consumer services holdings should benefit not only from their above-average revenue and earnings predictability, but also from their ability to exploit technological advances that both broaden their customer appeal and lower their costs of doing business.

Respectfully,

/s/ John W. Ballen                        /s/ Brian E. Stack

John W. Ballen                            Brian E. Stack
Portfolio Manager                         Portfolio Manager

PORTFOLIO MANAGERS' PROFILES

John W. Ballen began his career at MFS in 1984 as an industry specialist and was promoted to Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, and Executive Vice President in 1997. A graduate of Harvard College, the University of New South Wales, and the Stanford University Graduate School of Business Administration, he has managed MFS Institutional Emerging Equities Fund since 1993.

Brian E. Stack joined the MFS Research Department in 1993 as Vice President -- Investments. A graduate of Boston College and the Darden School of Business of the University of Virginia, he has worked as an equity analyst since 1987 and has managed MFS Institutional Emerging Equities Fund since 1996.

OBJECTIVE AND POLICIES

The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in equity securities of small and medium-sized companies that are early in their life cycle but which may have the potential to become major enterprises.

Commencement of investment operations: June 16, 1993

PERFORMANCE SUMMARY

Because mutual funds like MFS Institutional Emerging Equities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF DECEMBER 31, 1997 (net asset value change including reinvested distributions)

                               6 Months            1 Year      Life of Fund*
----------------------------------------------------------------------------
Cumulative Total Return          +6.62%           +22.95%          +205.58%
----------------------------------------------------------------------------
Average Annual Total Return       --              +22.95%          + 27.86%
----------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, June
 16, 1993, through December 31, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1997
Stocks - 95.0%
------------------------------------------------------------------------------
Issuer                                                  Shares           Value
------------------------------------------------------------------------------
U.S. Stocks - 95.0%
  Advertising - 0.3%
    Snyder Communications, Inc.*                        37,392    $  1,364,808
------------------------------------------------------------------------------
  Airlines - 0.6%
    Atlas Air, Inc.*                                   107,100    $  2,570,400
------------------------------------------------------------------------------
  Biotechnology - 1.5%
    IDEXX Laboratories, Inc.*                          399,600    $  6,368,625
------------------------------------------------------------------------------
  Building - 1.2%
    Newport News Shipbuilding, Inc.                    204,800    $  5,209,600
------------------------------------------------------------------------------
  Business Machines - 2.4%
    Affiliated Computer Services, Inc., "A"*           388,534    $ 10,223,301
------------------------------------------------------------------------------
  Business Services - 17.2%
    AccuStaff, Inc.*                                   199,012    $  4,577,276
    AFC Cable Systems, Inc.*                            58,800       1,749,300
    BISYS Group, Inc.*                                 165,300       5,496,225
    Catalina Marketing Corp.*                           55,600       2,571,500
    Ceridian Corp.*                                     31,600       1,447,675
    Claremont Technology Group, Inc.*                   65,200       1,206,200
    Dendrite International, Inc.*                       99,238       1,922,736
    DST Systems, Inc.*                                 169,000       7,214,187
    Fine Host Corp.*                                    99,800         748,500
    Fiserv, Inc.*                                      112,700       5,536,387
    Franklin Covey Co.*                                 39,465         868,230
    Galileo International, Inc.                         61,100       1,687,888
    Global Directmail Corp.*                           191,300       3,311,881
    Interim Services, Inc.*                            262,504       6,792,291
    International Network Services*                     64,800       1,498,500
    Learning Tree International, Inc.*                 137,100       3,958,762
    May & Speh, Inc.*                                  188,700       2,547,450
    Mecon, Inc.*                                        77,400         551,475
    National Processing, Inc.*                         142,700       1,409,163
    NOVA Corp.*                                         34,400         860,000
    PMT Services, Inc.*                                216,700       3,006,712
    SPS Transaction Services, Inc.*                     99,400       2,242,713
    Superior Consultant, Inc.*                          33,000         990,000
    Superior Services, Inc.*                            53,800       1,553,475
    Technology Solutions Co.*                          137,125       3,616,672
    TeleSpectrum Worldwide, Inc.*                      103,500         375,188
    Teletech Holdings, Inc.*                           101,000       1,148,875
    Transaction System Architects, Inc., "A"*          103,800       3,944,400
    U.S.A. Floral Products Inc.*                         2,500          39,375
    Walsh International, Inc.*                          96,400       1,012,200
                                                                 -------------
                                                                 $  73,885,236
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.1%
    Microprose, Inc.*                                  128,100   $     280,219
------------------------------------------------------------------------------
  Computer Software - Systems - 15.5%
    American Business Information, Inc., "A"*          123,300   $   1,294,650
    American Business Information, Inc., "B"*          112,400       1,152,100
    Aspen Technology, Inc.*                             92,700       3,174,975
    Black Box Corp.*                                    43,500       1,538,812
    Cadence Design Systems, Inc.*                      419,750      10,283,875
    Catalyst International, Inc.*                       66,100         268,531
    Clarify, Inc.*                                     118,700       1,379,887
    Compuware Corp.*                                   178,400       5,708,800
    Comverse Technology, Inc.*                          13,000         507,000
    Fair, Isaac & Co., Inc.                             53,500       1,782,219
    Harbinger Corp.*                                    59,500       1,673,437
    HNC Software, Inc.*                                 13,800         593,400
    IKOS Systems, Inc.*                                102,400         627,200
    Intelligroup, Inc.*                                 28,000         535,500
    JDA Software Group, Inc.*                           13,600         476,000
    Metromail Corp.*                                    48,100         859,788
    Peerless Systems Corp.*                             95,900       1,234,713
    Rational Software Corp.*                            55,700         633,588
    RWD Technologies, Inc.*                             12,800         230,400
    SCB Computer Technology, Inc.*                      30,000         491,250
    Scopus Technology*                                  59,300         711,600
    Security Dynamics Technologies, Inc.*               62,900       2,248,675
    Simulation Sciences, Inc.*                         117,400       1,878,400
    Sterling Software, Inc.*                           164,500       6,744,500
    Summit Design, Inc.*                               172,900       1,793,837
    SunGard Data Systems, Inc.*                        241,880       7,498,280
    Synopsys, Inc.*                                    193,411       6,914,443
    USCS International, Inc.*                          130,800       2,223,600
    Vantive Corp.*                                      72,300       1,825,575
    Xionics Document Technologies, Inc.*               147,800         563,488
                                                                 -------------
                                                                 $  66,848,523
------------------------------------------------------------------------------
  Consumer Goods and Services - 2.7%
    Alternative Resources Corp.*                       170,300       3,927,544
    Blyth Industries, Inc.*                            124,000       3,712,250
    Meta Group, Inc.*                                   93,900       2,065,800
    U.S. Rentals, Inc.*                                 75,300       1,769,550
    United Rentals, Inc.*                                3,300          63,731
                                                                 -------------
                                                                 $  11,538,875
------------------------------------------------------------------------------
  Containers - 0.8%
    AptarGroup, Inc.                                    28,800   $   1,598,400
    Stone Container Corp.                              180,300       1,881,881
                                                                 -------------
                                                                 $   3,480,281
------------------------------------------------------------------------------
  Electrical Equipment - 0.8%
    Barnett, Inc.*                                      16,800   $     369,600
    Belden, Inc.                                        67,000       2,361,750
    QLogic Corp.*                                       22,900         675,550
                                                                 -------------
                                                                 $   3,406,900
------------------------------------------------------------------------------
  Electronics - 6.0%
    Actel Corp.*                                        89,100   $   1,124,888
    Analog Devices, Inc.*                              172,666       4,780,690
    BMC Industries, Inc.                                95,400       1,538,325
    Burr Brown*                                        101,750       3,268,719
    DuPont Photomasks, Inc.*                            49,100       1,712,362
    International Rectifier Corp.*                     152,400       1,800,225
    Microchip Technology, Inc.*                         49,100       1,473,000
    Photronic, Inc.*                                   156,600       3,797,550
    PMC-Sierra Inc.*                                   151,900       4,708,900
    Triquint Semiconductor Inc.*                        47,200         955,800
    Ultratech Stepper, Inc.*                            39,000         775,125
                                                                 -------------
                                                                 $  25,935,584
------------------------------------------------------------------------------
  Entertainment - 6.9%
    American Radio Systems Corp., "A"*                 126,800   $   6,760,025
    Clear Channel Communications, Inc.*                 39,500       3,137,781
    Gemstar International Group Ltd.*                  153,600       3,744,000
    Harrah's Entertainment, Inc.*                      128,200       2,419,775
    Hearst-Argyle Television, Inc.*                     25,700         764,575
    Heftel Broadcasting Corp.*                          44,000       2,057,000
    Jacor Communications, Inc.*                         79,300       4,212,813
    LIN Television Corp.*                              122,900       6,698,050
                                                                 -------------
                                                                 $  29,794,019
------------------------------------------------------------------------------
  Financial Institutions - 2.1%
    Advanta Corp., "B"                                  33,200      $  842,450
    BA Merchants Services, Inc.*                        71,700       1,272,675
    CIT Group, Inc., "A"*                               12,000         387,000
    Conning Corp.*                                      43,200         723,600
    Franklin Resources, Inc.                            12,050       1,047,597
    Paymentech, Inc.*                                   89,200       1,315,700
    Student Loan Corp.                                  64,800       3,199,500
    TCF Financial Corp.                                 12,800         434,400
                                                                 -------------
                                                                 $   9,222,922
------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Beringer Wine Estates Holdings, Inc., "B"*           2,100   $      79,800
    Mondavi (Robert) Corp.*                             27,400       1,335,750
    Suiza Foods Corp.*                                  32,300       1,923,869
    Tootsie Roll Industries, Inc.                       35,500       2,218,750
                                                                 -------------
                                                                 $   5,558,169
------------------------------------------------------------------------------
  Insurance - 1.1%
    Compdent Corp.*                                     86,400   $   1,752,300
    Executive Risk, Inc.                                33,200       2,317,775
    Paula Financial*                                       800          18,400
    PennCorp Financial Group, Inc.                      22,600         806,537
                                                                 -------------
                                                                 $   4,895,012
------------------------------------------------------------------------------
  Machinery - 0.5%
    Manitowoc, Inc.                                     60,300   $   1,959,750
------------------------------------------------------------------------------
  Medical and Health Products - 1.0%
    Megabios Corp.*                                     30,000   $     427,500
    NCS Healthcare, Inc.*                              102,300       2,698,162
    Transition Systems, Inc.*                           44,200         977,925
                                                                 -------------
                                                                 $   4,103,587
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 10.7%
    Advanced Health Corp.*                              69,100   $   1,096,963
    AmeriSource Health Corp., "A"*                     106,500       6,203,625
    Apache Medical Systems, Inc.*                       58,200          74,569
    Concentra Managed Care, Inc.*                      109,545       3,697,144
    Genesis Health Ventures, Inc.*                      24,699         651,436
    HCIA, Inc.*                                        143,800       1,707,625
    HEALTHSOUTH Corp.*                                 106,778       2,963,090
    Hologic, Inc.*                                     148,800       3,078,300
    IDX Systems Corp.*                                  80,900       2,993,300
    Mariner Health Group, Inc.*                         49,500         804,375
    National Research Corp.*                               500           3,313
    Orthodontic Centers of America, Inc.*               51,600         857,850
    Pediatric Services America, Inc.*                   96,000       1,836,000
    Physician Sales and Service, Inc.*                 115,700       2,487,550
    Quorum Health Group, Inc.*                         158,500       4,140,812
    Renal Treatment Centers, Inc.*                     123,900       4,475,887
    Schein (Henry), Inc.*                               13,900         486,500
    Steris Corp.*                                      107,300       5,177,225
    Total Renal Care Holdings, Inc.*                   112,099       3,082,722
                                                                 -------------
                                                                 $  45,818,286
------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Titanium Metals Corp.*                              29,000   $     837,375
------------------------------------------------------------------------------
  Oil Services - 1.6%
    Dril-Quip, Inc.*                                    17,200   $     604,150
    Global Industries, Inc.*                           184,300       3,133,100
    National Oilwell, Inc.*                             29,000         991,437
    Weatherford Enterra, Inc.*                          52,200       2,283,750
                                                                 -------------
                                                                 $   7,012,437
------------------------------------------------------------------------------
  Oils - 0.2%
    Newfield Exploration Co.*                           35,500   $     827,594
------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Kos Pharmaceuticals, Inc.*                          92,600   $   1,429,512
------------------------------------------------------------------------------
  Printing and Publishing - 0.8%
    Applied Graphics Technologies, Inc.*                37,300   $   1,986,225
    Harte-Hanks Communications, Inc.                    37,200       1,381,050
                                                                 -------------
                                                                 $   3,367,275
------------------------------------------------------------------------------
  Real Estate
    Trammell Crow Co.*                                   2,300   $      59,225
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.3%
    Kilroy Realty Corp.                                 42,900   $   1,233,375
------------------------------------------------------------------------------
  Restaurants and Lodging - 5.9%
    Applebee's International, Inc.                     108,600   $   1,961,588
    Buffets, Inc.*                                     213,221       1,998,947
    Capstar Hotel Co.*                                  93,800       3,218,512
    Four Seasons Hotels, Inc.                              800          25,300
    Friendly Ice Cream Corp.*                           19,000         220,875
    Interstate Hotels Co.*                             109,800       3,849,862
    Outback Steakhouse, Inc.*                           85,400       2,455,250
    Prime Hospitality Corp.*                           175,500       3,575,812
    Promus Hotel Corp.*                                 22,700         953,400
    ShoLodge, Inc.*                                     71,366       1,124,015
    Sonic Corp.*                                        49,500       1,392,188
    Suburban Lodges of America, Inc.*                   57,100         760,144
    Taco Cabana, Inc.*                                  64,800         307,800
    Wyndham Hotel Corp.*                                91,800       3,706,425
                                                                 -------------
                                                                 $  25,550,118
------------------------------------------------------------------------------
  Special Products and Services - 1.1%
    Audio Book Club, Inc.*                                 900        $  4,387
    Central Parking Corp.                               41,525       1,881,602
    Equity Corp. International*                        113,950       2,635,094
                                                                 -------------
                                                                 $   4,521,083
------------------------------------------------------------------------------
  Stores - 6.6%
    AnnTaylor Stores Corp.*                             94,200   $   1,259,925
    BJ's Wholesale Club, Inc.*                          17,400         545,925
    Corporate Express, Inc.*                           199,000       2,562,125
    General Nutrition Cos., Inc.*                       31,300       1,064,200
    Gymboree Corp.*                                    105,700       2,893,538
    Mazel Stores, Inc.*                                 93,900       1,361,550
    Micro Warehouse, Inc.*                              71,900       1,002,106
    Petco Animal Supplies, Inc.*                       116,600       2,798,400
    PETsMART, Inc.*                                    156,400       1,133,900
    Regis Corp.                                         95,100       2,389,388
    Rite Aid Corp.                                      87,885       5,157,751
    U.S. Office Products Co.*                          123,650       2,426,631
    Viking Office Products, Inc.*                      169,400       3,695,037
                                                                 -------------
                                                                 $  28,290,476
------------------------------------------------------------------------------
  Supermarkets - 1.0%
    Meyer (Fred), Inc.*                                118,760   $   4,319,895
------------------------------------------------------------------------------
  Telecommunications - 4.3%
    Aspect Telecommunications Corp.*                   257,900   $   5,383,662
    Brooks Fiber Properties, Inc.*                      22,900       1,259,500
    Cable Design Technologies Corp.*                    52,200       2,029,275
    Hypercom Corp.*                                     13,100         185,038
    Intermedia Communications, Inc.*                    73,300       4,452,975
    Nextlink Communications, Inc., "A"*                 80,000       1,705,000
    Proxim, Inc.*                                       67,200         760,200
    Transaction Network Services, Inc.*                147,200       2,539,200
    VDI Media*                                          37,800         363,825
                                                                 -------------
                                                                 $  18,678,675
------------------------------------------------------------------------------
  Transportation
    Carey International, Inc.*                           4,200   $      63,525
------------------------------------------------------------------------------
Total U.S. Stocks                                                $ 408,654,662
------------------------------------------------------------------------------
Foreign Stocks
  Ireland
    Warner Chilcott PLC, ADR (Medical and Health
      Products)*                                         6,600   $      81,675
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $368,205,616)                     $ 408,736,337
------------------------------------------------------------------------------
Short-Term Obligations - 4.6%
------------------------------------------------------------------------------
                                              Principal Amount
Issuer                                            (000 Omitted           Value
------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/98          $5,600   $   5,598,982
    Federal Home Loan Mortgage Corp., due 1/14/98        9,625       9,605,849
    Ford Motor Credit Corp., due 1/02/98                 4,600       4,599,137
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  19,803,968
------------------------------------------------------------------------------
Total Investments (Identified Cost, $388,009,584)                $ 428,540,305
Other Assets, Less Liabilities - 0.4%                                1,627,071
------------------------------------------------------------------------------
Net Assets - 100.0%                                              $ 430,167,376
------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
December 31, 1997
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $388,009,584)       $428,540,305
  Cash                                                              38,514
  Receivable for Fund shares sold                                  626,065
  Receivable for investments sold                                2,607,246
  Dividends and interest receivable                                 47,374
  Receivable from investment adviser                               162,531
  Other assets                                                       3,538
                                                              ------------
      Total assets                                            $432,025,573
                                                              ------------
Liabilities:
  Payable for investments purchased                           $  1,792,564
  Payable to affiliates -
    Management fee                                                   8,746
    Administrative fee                                                 151
    Shareholder servicing agent fee                                     87
  Accrued expenses and other liabilities                            56,649
                                                              ------------
      Total liabilities                                       $  1,858,197
                                                              ------------
Net assets                                                    $430,167,376
                                                              ============
Net assets consist of:
  Paid-in capital                                             $380,678,667
  Unrealized appreciation on investments                        40,530,721
  Accumulated undistributed net realized gain on investments     9,768,820
  Accumulated net investment loss                                 (810,832)
                                                              ------------
      Total                                                   $430,167,376
                                                              ============
Shares of beneficial interest outstanding                      21,712,652
                                                               ==========

Net asset value, offering price, and redemption price per
  share (net assets of $430,167,376 / 21,712,652 shares of
  beneficial interest outstanding)                              $19.91
                                                                ======

See notes to financial statements

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
Six Months Ended December 31, 1997
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest income                                                 $   501,116
    Dividend income                                                     232,580
    Foreign taxes withheld                                               (1,731)
                                                                    -----------
      Total income                                                  $   731,965
                                                                    -----------

  Expenses -
    Management fee                                                  $ 1,542,797
    Administrative fee                                                   27,262
    Trustees' compensation                                                2,500
    Shareholder servicing agent fee                                      15,440
    Custodian fee                                                        66,667
    Auditing fees                                                        27,255
    Legal fees                                                            4,744
    Amortization of organization expense                                    840
    Miscellaneous                                                        27,353
                                                                    -----------
      Total expenses                                                $ 1,714,858
    Fees paid indirectly                                                 (9,530)
    Preliminary reduction of expenses by investment advisor            (162,531)
                                                                    -----------
      Net expenses                                                  $ 1,542,797
                                                                    -----------
        Net investment loss                                         $  (810,832)
                                                                    -----------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on investment transactions  $42,806,813
  Change in unrealized depreciation on investments                  (18,199,541)
                                                                    -----------
        Net realized and unrealized gain on investments             $24,607,272
                                                                    -----------
          Increase in net assets from operations                    $23,796,440
                                                                    ===========

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                              Six Months Ended
                                             December 31, 1997      Year Ended
                                                   (Unaudited)    June 30, 1997
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                             $   (810,832)   $   (661,361)
  Net realized gain on investments                  42,806,813      35,985,298
  Net unrealized gain (loss) on investments        (18,199,541)     23,702,376
                                                  ------------    ------------
    Increase in net assets from operations        $ 23,796,440    $ 59,026,313
                                                  ------------    ------------

Distributions declared to shareholders from
  net realized gain on investments                $(55,887,218)   $(44,043,097)
                                                  ------------    ------------
Net increase in net assets from Fund share
  transactions                                    $ 78,621,426    $109,291,545
                                                  ------------    ------------
      Total increase in net assets                $ 46,530,648    $124,274,761
Net assets:
  At beginning of period                           383,636,728     259,361,967
                                                  ------------    ------------

  At end of period (including accumulated
    net investment loss of $810,832 and
    $0, respectively)                             $430,167,376    $383,636,728
                                                  ============    ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
                            Six Months Ended                           Year Ended June 30,
                           December 31, 1997        ----------------------------------------------------------        Period Ended
                                 (Unaudited)             1997            1996            1995             1994      June 30, 1993*
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
   of period                          $21.45           $21.17          $16.42          $11.75           $10.17          $10.00
                                      ------           ------          ------          ------           ------          ------
Income from investment operations# -
  Net investment income (loss)(S)     $(0.04)          $(0.04)         $(0.04)         $(0.03)          $(0.03)         $ 0.01
  Net realized and unrealized
    gain on investments                 1.36             3.42            6.55            5.04             1.82***         0.16
                                      ------           ------          ------          ------           ------          ------
      Total from investment
        operations                    $ 1.32           $ 3.38          $ 6.51          $ 5.01           $ 1.79          $ 0.17
                                      ------           ------          ------          ------           ------          ------
Less distributions declared to
 shareholders -
  From net investment income          $  --            $  --           $  --           $  --            $(0.00)**       $  --
  From net realized gain on
    investments                        (2.96)           (3.10)          (1.76)          (0.34)           (0.21)            --
                                      ------           ------          ------          ------           ------          ------
      Total distributions
        declared to shareholders      $(2.96)          $(3.10)         $(1.76)         $(0.34)          $(0.21)         $  --
                                      ------           ------          ------          ------           ------          ------
Net asset value - end of period       $19.81           $21.45          $21.17          $16.42           $11.75          $10.17
                                      ======           ======          ======          ======           ======          ======
Total return                           6.62%++         18.49%          41.37%          43.21%           17.50%           1.70%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                             0.75%+           0.75%           0.75%           0.75%            0.78%           0.90%+
  Net investment income (loss)       (0.39)%+         (0.22)%         (0.22)%         (0.19)%          (0.27)%           2.24%+
Portfolio turnover                       53%              96%             97%             86%              94%              0%
Average commission rate###          $ 0.0575         $ 0.0575        $    --         $    --           $   --           $  --
Net assets at end of period
  (000 omitted)                     $430,167         $383,637        $259,362        $107,019          $27,559          $3,052

   * For the period from the commencement of the Fund's investment operations, June 16, 1993, through June 30, 1993.
  ** For the year ended June 30, 1994, the per share distribution from net investment income was $0.00175.
 *** The per share data are not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after July 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 (S) The investment adviser voluntarily agreed to pay the expenses of the Fund, exclusive of management fee. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)      $(0.05)          $(0.06)         $(0.06)         $(0.07)          $(0.11)         $  --
    Ratios (to average net assets):
     Expenses##                        0.83%+           0.84%           0.87%           0.98%            1.54%           2.50%+
     Net investment income (loss)    (0.47)%+         (0.31)%         (0.34)%         (0.42)%          (1.02)%           0.64%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rate is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian bank by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The investment adviser has voluntarily agreed to pay expenses of the Fund excluding management fees. This is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $214,777,666 and $203,255,642, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $388,009,584
                                                            ------------
Gross unrealized appreciation                               $ 63,701,282
Gross unrealized depreciation                                (23,170,561)
                                                            ------------
  Net unrealized appreciation                               $ 40,530,721
                                                            ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


                                  Six Months Ended December 31, 1997            Year Ended June 30, 1997
                                  ----------------------------------  ----------------------------------
                                          Shares             Amount           Shares             Amount
--------------------------------------------------------------------------------------------------------
Shares sold                            3,180,818      $  73,529,967        5,591,839       $110,894,997
Shares issued to shareholders in
  reinvestment of distributions        2,819,881         54,141,729        2,309,406         42,400,694
Shares reacquired                     (2,170,840)       (49,050,270)      (2,272,650)       (44,004,146)
                                      ----------      -------------       ----------       ------------
    Net increase                       3,829,859      $  78,621,426        5,628,595       $109,291,545
                                      ==========      =============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1997, was $1,225.



                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  IEE-3 2/98 .5M